Exhibit 99.1

Callaway Golf Announces First Quarter Results

    CARLSBAD, Calif.--(BUSINESS WIRE)--April 21, 2005--Callaway Golf Company (NYSE:ELY) today released its consolidated financial results for the quarter ended March 31, 2005, announcing consolidated net sales for the quarter of $299.9 million, net income of $18.4 million, and diluted earnings per share of $0.27 on 68.6 million shares. Reported net income and earnings per share include after tax charges of $2.3 million and $0.03, respectively, associated with the integration of the Top-Flite operations acquired in late 2003. On a pro forma basis, which excludes these charges, the Company would have had net income of $20.7 million and diluted earnings per share of $0.30. Reported net sales, net income and diluted earnings per share for the same quarter in 2004 (which included after tax integration charges of $3.2 million or $0.05 per share) were $363.8 million, $40.5 million and $0.59, respectively.
    "Our first quarter results are in line with the preliminary estimates we provided in early April," said William C. Baker, Chairman and CEO. "Staggered product launches and closely monitoring retail inventory have allowed us to achieve our reported sales and profit levels without overloading the retail channel."
    In accordance with the Company's dividend practice, the next dividend will be determined by the Board of Directors at its May meeting.

    BUSINESS OUTLOOK

    "Sales in the first quarter were solid and retail inventories are at the appropriate levels," said Bradley J. Holiday, Senior Executive Vice President and Chief Financial Officer. "We will continue to ship our current products into the market based upon demand generated by the opening of the true golf season in most of our markets, and have additional new product launches planned for later in the year, including the launch of the Callaway Golf X-Tour Irons and increased shipments of the Ben Hogan drivers and fairway woods during the second quarter."
    The Company will be holding a conference call at 2:00 p.m. PDT today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately two hours after the conclusion of the conference call and will remain available through 9:00 P.M. PDT on April 28, 2005. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling (800) 642-1687 for calls originating within the United States or (706) 645-9291 for International calls. The replay pass code is 5523396.
    Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements under the Business Outlook Section of the press release relating to future demand for the Company's products, retail inventory levels, new product launches and future shipments, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to delays, difficulties or unanticipated costs in integrating the Top-Flite Golf and Callaway Golf assets, brands and businesses, the maintenance of good vendor relationships, adverse market and economic conditions, market acceptance of current and future products, adverse weather conditions and seasonality, competitive pressures, fluctuations in foreign currency exchange rates, delays, difficulties or increased costs in the manufacturing of the Company's golf club or ball products, or in the procurement of materials or resources needed to manufacture the Company's golf club or ball products, any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand for the Company's products, a decrease in participation levels in golf and the effect of terrorist activity or armed conflict on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties, see Part II, Item 7 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, as well as in the supplemental financial information attached to this release.
    Regulation G: The Company's results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude charges associated with the integration of the Callaway Golf Company and Top-Flite Golf Company operations. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operating performance. The Company has provided reconciling information in the text of this press release.
    Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Top-Flite(R), Odyssey(R) and Ben Hogan(R) brands. For more information visit www.callawaygolf.com.


                        Callaway Golf Company
                Consolidated Condensed Balance Sheets
                            (In thousands)
                             (Unaudited)

                                                March 31, December 31,
                                                   2005      2004
                                               ---------- ------------
ASSETS
Current assets:
       Cash and cash equivalents                $ 27,869     $ 31,657
       Accounts receivable, net                  227,789      105,153
       Inventories, net                          172,492      181,230
       Deferred taxes                             41,383       32,959
       Income taxes receivable                        --       28,697
       Other current assets                       13,982       14,036
                                                ---------    ---------
          Total current assets                   483,515      393,732

Property, plant and equipment, net               134,274      135,865
Intangible assets, net                           178,463      179,636
Deferred taxes                                     7,520        9,837
Other assets                                      18,241       16,667
                                                ---------    ---------
                                                $822,013     $735,737
                                                =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Accounts payable and accrued expenses    $ 93,658     $ 75,501
       Accrued employee compensation and
        benefits                                  22,549       20,215
       Accrued warranty expense                   12,902       12,043
       Line of credit                             59,500       13,000
       Income taxes payable                        5,232           --
       Other current liabilities                      28           39
                                                ---------    ---------
          Total current liabilities              193,869      120,798

Long-term liabilities                             27,380       28,622

Shareholders' equity                             600,764      586,317
                                                ---------    ---------
                                                $822,013     $735,737
                                                =========    =========


                        Callaway Golf Company
                       Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)

                                              Quarter Ended
                                                 March 31,
                                         ------------------------
                                           2005           2004
                                         ------------------------

Net sales                                $299,857  100% $363,786  100%
Cost of sales                             167,251   56%  197,595   54%
                                         ---------      ---------
Gross profit                              132,606   44%  166,191   46%
Operating expenses:
   Selling expenses                        75,745   25%   71,195   20%
   General and administrative expenses     19,085    6%   22,861    6%
   Research and development expenses        6,240    2%    8,109    2%
                                         ---------      ---------
Total operating expenses                  101,070   34%  102,165   28%
Income from operations                     31,536   11%   64,026   18%
Other (expense) income, net                (1,181)           271
                                         ---------      ---------
Income before income taxes                 30,355   10%   64,297   18%
Provision for income taxes                 11,995         23,752
                                         ---------      ---------
Net income                               $ 18,360    6% $ 40,545   11%
                                         =========      =========

Earnings per common share:
   Basic                                 $   0.27       $   0.60
   Diluted                               $   0.27       $   0.59
Weighted-average shares outstanding:
   Basic                                   68,181         67,285
   Diluted                                 68,624         68,365


                        Callaway Golf Company
           Consolidated Condensed Statements of Cash Flows
                            (In thousands)
                             (Unaudited)

                                                      Quarter Ended
                                                        March 31,
                                                    ------------------
                                                      2005      2004
                                                    ------------------
Cash flows from operating activities:
   Net income                                      $ 18,360  $ 40,545
   Adjustments to reconcile net income to net
    cash used in operating activities:
        Depreciation and amortization                12,186    13,812
        Non-cash compensation                         1,479         2
        Loss (gain) on disposal of long-lived assets    210      (106)
        Tax benefit from exercise of stock options       41       996
        Net non-cash foreign currency hedging losses     --     1,764
        Deferred taxes                                 (589)      754
        Changes in assets and liabilities, net      (73,067) (142,543)
                                                    -------- ---------
   Net cash used in operating activities            (41,380)  (84,776)
                                                    -------- ---------

Cash flows from investing activities:
   Capital expenditures                             (10,198)   (2,622)
   Proceeds from sale of capital assets                   3       271
                                                    -------- ---------
   Net cash used in investing activities            (10,195)   (2,351)
                                                    -------- ---------

Cash flows from financing activities:
   Proceeds from financing arrangements             102,000   106,487
   Payments on financing arrangements               (55,500)  (53,900)
   Issuance of Common Stock                           2,053     8,874
                                                    -------- ---------
   Net cash provided by financing activities         48,553    61,461
                                                    -------- ---------

Effect of exchange rate changes on cash and cash
 equivalents                                           (766)     (741)

Net decrease in cash and cash equivalents            (3,788)  (26,407)
Cash and cash equivalents at beginning of period     31,657    47,340
                                                    -------- ---------
Cash and cash equivalents at end of period         $ 27,869  $ 20,933
                                                    ======== =========


                        Callaway Golf Company
       Consolidated Net Sales and Operating Segment Information
                            (In thousands)
                             (Unaudited)

                                Net Sales by Product Category
                         -----------------------------------------
                            Quarter Ended
                               March 31,        Growth/(Decline)
                         ------------------- ---------------------
                           2005      2004     Dollars     Percent
                         --------- --------- ---------   ---------
Net sales:
    Woods                $ 65,464  $123,797  $(58,333)      -47%
    Irons                 107,948    96,505    11,443        12%
    Putters                31,848    37,277    (5,429)      -15%
    Golf balls             59,033    72,096   (13,063)      -18%
    Accessories and other  35,564    34,111     1,453         4%
                         --------- --------- ---------
                         $299,857  $363,786  $(63,929)      -18%
                         ========= ========= =========


                                  Net Sales by Region
                         -----------------------------------------
                             Quarter Ended
                               March 31,        Growth/(Decline)
                         ------------------- ---------------------
                           2005      2004     Dollars     Percent
                         --------- --------- ---------   ---------
Net sales:
    United States        $185,101  $217,642  $(32,541)      -15%
    Europe                 48,909    67,213   (18,304)      -27%
    Japan                  24,852    31,705    (6,853)      -22%
    Rest of Asia           14,665    15,981    (1,316)       -8%
    Other foreign
     countries             26,330    31,245    (4,915)      -16%
                         --------- --------- ---------
                         $299,857  $363,786  $(63,929)      -18%
                         ========= ========= =========


                                Operating Segment Information
                         -----------------------------------------
                            Quarter Ended
                               March 31,        Growth/(Decline)
                         ------------------- ---------------------
                           2005      2004     Dollars     Percent
                         --------- --------- ---------   ---------
Net sales:
    Golf clubs           $240,824  $291,690  $(50,866)      -17%
    Golf balls             59,033    72,096   (13,063)      -18%
                         --------- --------- ---------
                         $299,857  $363,786  $(63,929)      -18%
                         ========= ========= =========

Income (loss) before
 income taxes:
    Golf clubs (2)        $40,379   $78,843  $(38,464)      -49%
    Golf balls (2)          1,726    (1,647)    3,373       205%
    Reconciling items (1) (11,750)  (12,899)    1,149         9%
                         --------- --------- ---------
                          $30,355   $64,297  $(33,942)      -53%
                         ========= ========= =========

(1) Represents corporate general and administrative expenses and other income (expense) not utilized by management in determining segment profitability.

(2) Prior period amounts have been reclassified to conform with current period presentation


                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)


                                          Quarter Ended March 31,
                                     --------------------------------
                                                  2005
                                     --------------------------------

                                     Pro Forma  Integration  Total as
                                      Callaway    Charges    Reported
                                        Golf
                                     ---------- ----------- ----------
Net sales                            $299,857    $      -   $299,857
Gross profit                          135,689      (3,083)   132,606
% of sales                                 45%        n/a         44%
Operating expenses                    100,326         744    101,070
                                     ---------  ----------  ---------
Income (loss) from operations          35,363      (3,827)    31,536
Other income (expense), net            (1,181)          -     (1,181)
                                     ---------  ----------  ---------
Income (loss) before income taxes      34,182      (3,827)    30,355
Provision for income taxes             13,449      (1,454)    11,995
                                     ---------  ----------  ---------
Net income (loss)                    $ 20,733    $ (2,373)  $ 18,360
                                     =========  ==========  =========

Diluted earnings (loss) per share:   $   0.30    $  (0.03)  $   0.27
Weighted-average shares outstanding:   68,624      68,624     68,624


                                           Quarter Ended March 31,
                                      --------------------------------
                                                    2004
                                      --------------------------------

                                      Pro Forma  Integration  Total as
                                       Callaway    Charges    Reported
                                         Golf
                                      ---------- ----------- ---------
Net sales                             $363,786    $      -   $363,786
Gross profit                           169,661      (3,470)   166,191
% of sales                                  47%        n/a         46%
Operating expenses                     100,527       1,638    102,165
                                      ---------  ----------  ---------
Income (loss) from operations           69,134      (5,108)    64,026
Other income (expense), net                271           -        271
                                      ---------  ----------  ---------
Income (loss) before income taxes       69,405      (5,108)    64,297
Provision for income taxes              25,639      (1,887)    23,752
                                      ---------  ----------  ---------
Net income (loss)                     $ 43,766    $ (3,221)  $ 40,545
                                      =========  ==========  =========

Diluted earnings (loss) per share:    $   0.64    $  (0.05)  $   0.59
Weighted-average shares outstanding:    68,365      68,365     68,365



    CONTACT: Callaway Golf Company
             Brad Holiday or Larry Dorman, 760-931-1771